©2024 eHealthInsurance Services, Inc. Q1 2024 Financial Results 1

©2024 eHealthInsurance Services, Inc. 2 Safe Harbor Statement Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements in this presentation include, but are not limited to, the following: Medicare broker industry trends, our estimates regarding Medicare enrollment growth; our estimates regarding commissions receivable collection; our estimates of constrained lifetime value of commissions per approved member; our 2024 operational priorities, including our business and growth strategy, local market strategy, branding, and member loyalty and retention strategy; our 2024 annual guidance for total revenue, GAAP net loss, adjusted EBITDA and operating cash flow; the expected impact of positive net adjustment revenue on our 2024 annual guidance; our operational initiatives, including our Agency and Amplify fulfillment models and new platform features, and the expected impact of these initiatives on our business and financial results; our investments in technology and operational initiatives and expected impact of these investments on our business; and other statements regarding our future operations, financial condition, prospects and business strategies. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include those set forth in our filings with the Securities and Exchange Commission, including our latest Form 10-Q and 10-K. The forward-looking statements in this presentation are based on information available to us as of today, and we disclaim any obligation to update any forward-looking statements, except as required by law. Non-GAAP Information This presentation includes both GAAP and non-GAAP financial measures. The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures is available in the Appendix to this presentation. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors.

©2024 eHealthInsurance Services, Inc. (1) Adjusted EBITDA is calculated by excluding dividends for preferred stock and change in preferred stock redemption value (together the “impact from preferred stock”), provision for (benefit from) income taxes, depreciation and amortization, stock- based compensation expense, amortization of intangible assets, impairment, restructuring and other charges, interest expense, other income (expense), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. 3 Q1 2024 Earnings Highlights  Q1 2024 total revenue of $93.0 million increased 26% compared to Q1 2023 total revenue of $73.7 million.  Q1 2024 Medicare Advantage approved members increased 9% to 65,750 compared to Q1 2023 Medicare Advantage approved members of 60,451.  Q1 2024 GAAP net loss of $17.0 million improved $2.9 million year-over-year. Q1 2024 adjusted EBITDA(1) of $(1.7) million improved $11.0 million compared to $(12.7) million in Q1 2023.  Q1 2024 Medicare Advantage LTV increased 6% to $952 from $901 in Q1 2023, driven primarily by favorable carrier and contract mix.  Operating cash flow for the trailing twelve months ended March 31, 2024, was $3.3 million. eHealth delivered strong first quarter performance underpinned by revenue growth and growth in approved members. We are on track to reach our financial goals for FY 2024.

©2024 eHealthInsurance Services, Inc. Medicare Broker Industry Trends New Model Industry consolidation underway Emphasis on profitability Rationalization of marketing spend across all key channels Focus on cash generation through diversification, alternative monetization models, etc. Old Model Proliferation of distribution platforms, many unprofitable Emphasis on volume production Large marketing budgets deployed each AEP Negative cash flow profile of Medicare Advantage distributors eHealth was ahead of the curve as we launched our Business Transformation Plan in 2022 to enhance enrollment quality, rebuild marketing strategies, launch re-brand, and substantially improve cash flow profile of our business. 4

Q1 2024 Total Revenue Grew Year-over-Year with Improved Profitability

Enhanced profitability metrics reflect strong topline growth accompanied by fixed cost reductions.

Q1 2024 GAAP net loss includes one-time expenses including $6.3 million of impairment and restructuring charges related to lease exits and other cost-reduction efforts.



Total Revenue ($MM)
$ 73.7
26%
$ 93.0
Q1-FY23
Q1-FY24



GAAP Net Loss ($MM)
($19.9)
($17.0)
Q1-FY23
Q1-FY24



Adjusted EBITDA(1) ($MM)
($12.7)
($1.7)
Q1-FY23
Q1-FY24

(1) Adjusted EBITDA is calculated by excluding the impact from preferred stock, provision for (benefit from) income taxes, depreciation and amortization, stock-based compensation expense, amortization of intangible assets, impairment, restructuring and other charges, interest expense, other income (expense), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles.

©2024 eHealthInsurance Services, Inc.
eHealth | 5

Q1 2024 Medicare Segment Performance

Q1 ‘24 Medicare approved members increased 10% YoY reflecting strong execution in both fulfillment models, core Agency and Amplify.

Q1 ‘24 Medicare non-commission revenue was $11.6 million – YoY growth of more than 100%.


Medicare Segment Revenue ($MM)
$61.8
33%
$82.4
Q1-FY23
Q1-FY24


Medicare Segment Profit (Loss) ($MM) (1)
($0.6)
$8.3
Q1-FY23
Q1-FY24


Medicare Advantage Approved Members (000s)
60.5
9%
65.8
Q1-FY23
Q1-FY24


Total Medicare Approved Members (000s)
68.9
10%
75.5
Q1-FY23
Q1-FY24

(1) Segment profit (loss) is calculated as total revenue for the applicable segment less direct and indirect allocated marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization, impairment, restructuring and other charges, interest expense and other income (expense), net.

©2024 eHealthInsurance Services, Inc. eHealth | 6

©2024 eHealthInsurance Services, Inc. 7 Recently Launched New Features ePerks and Live Advise Live Advise • Launched in early Q2 2024 • Loyalty program that offers our members a seamless start to access their plan benefits and services, a plan check-up, and offers & discounts on partner services • Since its April launch, we have already enrolled more than 200,000 existing eHealth Medicare customers • Expected to impact retention and customer affinity • Limited launch in early Q2 2024 • Offers secure one-way video chat capability • Allows customers to see their benefit advisor during the enrollment process, fostering additional connection • Expected to impact enrollment quality and sales efficiency

©2024 eHealthInsurance Services, Inc. Operating cash flow for Q1 ‘24 was $70.8 million, relative to $60.8 million in Q1 ’23. Importantly, our operating cash flow for TTM ended 3/31/24 was positive $3.3 million – up from negative $13.2 million a year ago – and exceeded our goal of breakeven operating cash flow for this period. Our next milestone is free cash flow generation. 8 Cash Flow & Balance Sheet Highlights ($13.2) $3.3 TTM Mar 31, 2023 TTM Mar 31, 2024 Operating Cash Flow ($MM) $202.7 $188.9 Mar 31, 2023 Mar 31, 2024 Ending Cash, Cash Equivalents & Marketable Securities ($MM) $802.0 $845.3 Mar 31, 2023 Mar 31, 2024 Ending Commissions Receivable (Current & Non-Current) ($MM)

©2024 eHealthInsurance Services, Inc. Total Cash Collected by Revenue Type ($, MM) Q1 2024 total cash collections of $180.5 million grew 13% on a year-over-year basis, driven by an increase in non-commission revenue as well as increased commission payments generated by our existing book of business. 9 $154.4 $73.9 $67.9 $83.8 $160.7 $6.0 $7.1 $8.1 $24.4 $19.8 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Commission Non-Commission & Others (1) We distinguish between commission and non-commission based cash collections using the same methodology we use to distinguish between commission revenue and revenue from non-commission sources, which can be found in our Annual Report on Form 10-K filed with the SEC on February 29, 2024. (1)

Trailing 12-Month Profitability and Cash Flows

Following the implementation of our Business Transformation, we have seen steady improvement in profitability and cash flow performance on a TTM basis.



Apr '22: Business Transformation initiated
$50
$-
$(50)
$(100)
$(150)
$(200)
($, MM)
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
GAAP Net Loss - TTM
Adjusted EBITDA (1) - TTM
Cash From Operations - TTM
Free Cash Flow (2) - TTM

(1) Adjusted EBITDA is calculated by excluding the impact from preferred stock, provision for (benefit from) income taxes, depreciation and amortization, stock-based compensation expense, amortization of intangible assets, impairment, restructuring and other charges, interest expense, other income (expense), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles.

(2) Free cash flow is calculated as net cash provided by (used in) operating activities reduced by capitalized internal-use software and website development costs and purchases of property and equipment and other assets.

©2024 eHealthInsurance Services, Inc. eHealth 10

©2024 eHealthInsurance Services, Inc. 11 FY24 Operational Priorities Grow revenue year- over-year while producing positive adjusted EBITDA 1 Advance our local market focused, omni-channel enrollment engine to drive higher conversions and greater margins 2 Launch the next phase of our member loyalty & retention strategy 3 Drive our B2B strategy and fortify the organizational foundation that supports our strategic partners and direct-to- employer opportunities 4 Enhance eHealth’s comprehensive product portfolio beyond Medicare Advantage agency business to drive year- round growth 5

Two Distinct Fulfillment Models

- **Both models capitalize on strong and growing Medicare Advantage market**
- **Can be expanded to other eHealth products**

	Agency (Choice)	Amplify (Carrier Dedicated)
Operational Model	eHealth Marketing Engine: National & Local Market Advisors; Online Marketplace	Carrier Demand Generation Efforts: Dedicated Benefit Advisors
	Proprietary Plan Recommendation Algorithm	Expert Match with Best Plan from that Carrier
	Products: MA, MS, PDP, IFP, SMB, Ancillary	**Products**: MA, MS, PDP

Financial Impact	• Primarily a Broker of Record model
	• LTV-based revenue
	• Recurring cash commission payments
	• Commissions receivable created
	• Flows through reported approval/membership metrics
	• Variable cost: marketing and agent
		• Evolving from LTV-based in FY23 and Q1 '24 into primarily fee-based revenue model in Q2 (with some broker-of-record)
		• Fee-based revenue
		  • Upfront cash payment
		  • No commissions receivable created
		  • Does not impact enrollment or membership metrics
		  • Variable cost: primarily agent (partially offset by carrier fees)

©2024 eHealthInsurance Services, Inc. eHealth | 12

Amplify vs Agency Financial View

Q1 '24 Revenue Breakdown ($, MM)


Amplify Revenue
$7.2
Agency Revenue
$85.8

Amplify annual gross margin target of 30%-35%
in line with our margin target for Medicare Agency

Expected FY 2024 Contribution as Amplify Scales and Transitions to BPO Model

Medicare Revenue Positive Contributor	**eHealth Cash Profile** Positive Contributor
Medicare Volume Processed Positive Contributor	**Adj. EBITDA** Positive Contributor
Est. Medicare Membership Minimal Impact	**Medicare Approved Members** Minimal Impact

Q4 '23 & Q1 '24 Amplify Compensation Model:
Majority Broker-of-Record

shifting to

Q2 '24 & Beyond Amplify Compensation Model:
Largest contracts Fee-Based BPO

©2024 eHealthInsurance Services, Inc.
eHealth | 13

©2024 eHealthInsurance Services, Inc. 14 FY24 Guidance 2024 Full Year Guidance Range (in millions) Total Revenue $450 – $475 GAAP Net Income (Loss) ($40) – ($20) Adjusted EBITDA(1) ($5) – $20 Operating Cash Flow ($15) – ($5) (1) Adjusted EBITDA is calculated by excluding the impact from preferred stock, provision for (benefit from) income taxes, depreciation and amortization, stock-based compensation expense, amortization of intangible assets, impairment, restructuring and other charges, interest expense, other income (expense), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. We are reiterating our previously issued guidance ranges for FY 2024. Guidance includes an estimate for positive net adjustment revenue in the range of $0 to $15 million reflective of potential tail revenue that was previously constrained.

©2024 eHealthInsurance Services, Inc. Appendix 15

©2024 eHealthInsurance Services, Inc. 16 Reconciliation of GAAP to Non-GAAP Financial Measures

©2024 eHealthInsurance Services, Inc. 17 Guidance GAAP Net Loss Attributable to Common Stockholders to Adjusted EBITDA